UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND SEMI-ANNUAL REPORT APRIL 30, 2016

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

The information in this report has not been audited.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Integrity Fund Distributors, LLC 1 North Main Street Minot, ND 58703 (800) 933-8413

June 27, 2016

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2016 fiscal year through April 30, 2016 was -5.43%; the Fund’s net asset value (“NAV”) at April 30 was $19.87.  The Fund’s returns over this six-month period trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for the six month, one year, five year, ten year, and since inception periods ended April 30, 2016 are shown below with comparable results for leading market indexes.

	First Six Months of 2016 Fiscal Year (November 1, 2015– April 30, 2016)	One-Year Return (May 1, 2015 – April 30, 2016)	Five Year Return (May 1, 2011 – April 30, 2016) (Annualized)	Ten Year Return (May 1, 2006 – April 30, 2016) (Annualized)	Since Inception Return (December 10, 1999 – April 30, 2016) (Annualized)
Meehan Focus Fund	-5.43%	-10.03%	6.45%	5.18%	4.84%
S&P 500 Total Return Index**	0.43%	1.21%	11.00%	6.90%	4.34%
NASDAQ**	-4.92%	-2.75%	10.82%	7.35%	1.79%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.02%.***

* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.
** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.
*** The total annual operating expenses are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

Just as markets appeared to have found their footing after plunging in early 2016, stocks again tumbled in the wake of the United Kingdom’s surprising vote to leave the European Union last week.  We are disappointed by the outcome as we believe the global economy would be stronger with the United Kingdom remaining.  We believe the world economy and markets will be able to absorb this shock without a major long-term impact, but we do expect heightened volatility in the coming months.

The early 2016 losses were mostly due to sharp declines in oil prices, expectations of more rate increases from the U.S. Federal Reserve (Fed), and slowing growth in China.  The S&P 500 index entered official correction territory (down more than 10% from its May 2015 peak) in February before rebounding as oil prices began to rally from their lows, the Fed emphasized its determination to focus on economic data and avoid raising rates too quickly, and conditions in China settled somewhat.

Earnings are the foundation of stock valuations, and 2016’s first quarter earnings for the S&P 500 declined compared to the first quarter of 2015.  Nevertheless, we remain cautiously optimistic that, despite the current turmoil, earnings will improve in the second half of 2016 and combine with reasonable valuations to produce modest gains through year-end.

Over the past several years the Fund’s performance has lagged its benchmarks and, in particular, growth stocks.  As you know, the Fund employs a value-oriented approach to stock selection which focuses on purchasing stocks that are less expensive than the broad market based on fundamental measures of value, including price/earnings, price/cash flow, and price/book ratios.  We believe this strategy is the best way to outperform the market indexes over the long term.

Although academic studies have shown value investing to outperform over the long term, there are periods in which it underperforms, and those periods sometimes extend over years.  In fact, the past decade (2005-2015) has been only the third time in the past ninety years in which growth outpaced value, the other two being the Great Depression and the dotcom stock bubble ending in 1999.  Value stocks currently trade at a historically low level relative to growth stocks, and in our opinion value stocks are poised for a period of outperformance, similar to what has happened after other similar periods of underperformance.

The stocks in the Fund’s portfolio currently trade at an average price/forward earnings multiple of less than 13 times as compared to an average multiple of nearly 18 times for the S&P 500.  By this and other measures, the Fund’s holdings are trading below our estimates of their fundamental values and also below the broad market.  We believe value stocks are likely to outperform both growth stocks and the stock market as a whole over the next several years, and we intend to stay the course.

We made several changes to the Fund’s portfolio since our last report as we seek to better position the Fund for gains going forward.  Long-term holdings American Express Co., American International Group Inc., Automatic Data Processing, Inc., and Compass Minerals International Inc. were sold after generating solid returns for the Fund.  Kohl’s Corp. was sold at a modest gain and the Fund’s positions in Sanofi SA ADR, Horsehead Holding Corp., and the

WisdomTree Europe Hedged Equity Exchange Traded Fund (ETF) were sold at a loss.  Proceeds from these sales were used to purchase several new positions including General Motors Co., Boeing Co., Foot Locker Inc., Southwest Airlines Co., and the unhedged iShares MSCI Eurozone ETF.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market values as of April 30, 2016.  The Fund held 32 stocks, and approximately 85% of the Fund’s assets were invested in 25 holdings.  The top 10 holdings, which represented 48% of the Fund’s portfolio on April 30, 2016, were as follows:

Company		% of Fund
1.	Lowe’s Companies	7.1
2.	Berkshire Hathaway Inc. -- B	6.0
3.	Microsoft Corp.	5.1
4.	General Electric Co.	4.9
5.	Alphabet Inc. (Class A & C)	4.7
6.	Express Scripts Holding Co.	4.1
7.	PNC Financial Services Group Inc.	4.1
8.	Johnson Controls Inc.	4.1
9.	Capital One Financial	4.1
10.	Apple Inc.	3.8
		48.0

As of April 30, 2016, nine of the Fund’s top ten holdings showed gains since the Fund purchased them with the one exception being bank and credit card company Capital One Financial (Capital One).  Persistently low long-term interest rates have dented Capital One’s earnings by keeping net interest margins in check, and a recent uptick in credit card charge-offs also hurt the shares.  While net interest margins are likely to remain low, Capital One’s credit card business continues to show strong growth, and overall loans were up 7.4% over the past year.  We believe these positive trends, combined with Capital One’s strong brand and low cost, deposit-based funding, should push the shares higher going forward.  The Fund’s largest overall dollar gains are in long-term Fund holdings Lowe’s Companies, Berkshire Hathaway Inc., and Microsoft Corp.

The Fund’s performance over the past six months was boosted by gains from Berkshire Hathaway Inc., General Electric Co., and Emerson Electric Co.  More than offsetting these positive performances, however, were subpar returns from several Fund holdings, including Apple Inc. (Apple) and the Fund’s healthcare holdings, particularly Gilead Sciences, Inc. (Gilead) and former holding Sanofi SA ADR (Sanofi).

Concerns about slowing global smartphone sales, underscored by Apple’s first quarterly revenue decline since 2003, have sent Apple’s shares lower over the past six months.  Despite the macroeconomic and currency headwinds Apple faces, we believe it is not getting credit for its many strengths, which include an active installed base of users of roughly one billion, a high rate of customer retention, and solid free cash flow generation.  With the release of the iPhone 7 scheduled for later this year and the stock trading at a price/earnings ratio roughly 30% below the overall market, Apple’s shares, in our view, should perform well.

Gilead has been hurt by increasing competition, pricing pressure, and slowing sales growth for its market leading hepatitis C and HIV treatments.  These concerns have obscured Gilead’s significant positive attributes.  The addressable market for its hepatitis C treatment remains substantial, especially when overseas markets are considered, and its new HIV drugs have fewer side effects which helped drive sales growth of 18% for its HIV treatments in the most recent quarter.  In addition, the company remains very profitable and is returning cash to shareholders through a recently initiated dividend and a $15 billion share buyback plan.  Gilead sells at a price/forward earnings ratio of approximately 6.6, well below its peers, a gap we believe will narrow in coming quarters.

Brief Discussion of Three of the Fund’s Current Holdings*

	Average Cost per Share	April 30, 2016 Market Price per Share	Percent** Increase (Decrease)
Time Warner Inc.	$ 69.58	$ 75.14	8.0%
Merck & Co., Inc.	$ 51.98	$ 54.84	5.5%
Berkshire Hathaway Inc.	$ 48.40	$145.48	200.6%

*Please note that not all securities held by the Fund have posted returns comparable to the three we discuss.
**Returns shown are cumulative since the date of purchase, not annualized, and do not include the impact of dividends paid, if any.

Time Warner Inc. (TWX)

Price (4/30/2016)	$75.14	Forward P/E	12.6
Market Cap ($B)	$59.6	Price/Book	2.5
Dividend Yield	2.2%	Price/Sales	2.2
Return on Equity	17.0%

Time Warner Inc. (TWX) has been transformed into a pure-play entertainment business since its spinout of AOL and Time Warner Cable in 2009 and sale of the Time, Inc. publishing business in 2014.  Today, the company operates three major entertainment segments: Turner Cable

Networks (50% of consolidated earnings), HBO premium pay television (25%), and Warner Brothers Studios (25%).  Its entrenched cable networks, including CNN, TNT, TBS, and HBO, and a deep library of both old and new TV and movie content have given Time Warner a wide economic moat, or durable competitive advantage, in the ever-changing media and entertainment business.
Time Warner’s core cable business (CNN, TNT, and TBS) has provided a steady stream of affiliate fees and advertising revenues, as these networks are among the most widely watched cable channels.  Its premium cable channel, HBO, has been the prestige platform for exclusive original programming, and the newly launched HBO Now on-demand video streaming service has seen fast growth among younger viewers.

Warner Brothers Studios, one of six major film studios and one of the largest producers of television content in the industry, complements these profitable cable platforms.  Warner Brothers’ film library includes an impressive lineup of classic films, recent box office hits, and movie franchises.  The ever increasing demand for high-quality content from broadcast, cable, and streaming services translates into a steady source of cash flow and profits for Time Warner.  Even as distribution methods for content continue to evolve and the potential migration of cable subscribers to the Internet or other on-demand services remains a longer-term risk, pay-tv is still the dominant delivery platform, with penetration of about 90% of all U.S. households.

We believe Time Warner is on sound financial footing with strong profitability, a solid balance sheet, and good growth prospects. Management continues to reward shareholders, most recently boosting its dividend 15% in the fourth quarter of 2015 and repurchasing $3.6 billion of its stock in 2015.   With the stock trading at just 12.6x forward earnings and paying a steadily increasing dividend, Time Warner meets our criteria as a value-oriented holding with strong upside potential for investors.

Merck & Co., Inc. (MRK)

Price (4/30/2016)	$54.84	Forward P/E	15.2
Market Cap ($B)	$158.2	Price/Book	3.6
Dividend Yield	3.4%	Price/Sales	4.1
Return on Equity	10.1%

Merck is a global healthcare company and the second largest U.S drug maker by revenues.  The company delivers innovative health solutions through a vast offering of prescription drugs, vaccines, and biologic therapies as well as animal health products.  Its pharmaceutical products treat a broad range of conditions including cardiovascular disease, cancer, asthma, and osteoporosis, while its strong line-up of vaccine products treats hepatitis B, HPV, pediatric diseases, and shingles.

As with all branded pharmaceutical companies, patent expirations pose a risk to existing drug offerings over time and require constant re-investment into new drug offerings.  In our view, Merck is in an especially good position with regard to both, as the company is through the worst of the patent expirations that it has faced over the last five years, and its substantial R&D investments in new drug development areas like immuno-oncology treatments appear to us to be yielding important new blockbuster drugs.

Immuno-oncology is one of the fastest-growing and most-promising new drug treatment areas, with an estimated $34 billion sales potential by 2022.  Merck has been a leader in developing immuno-cancer therapies for several years, including its newest offering Keytruda, which was approved in 2014 and successfully treated former President Carter’s cancer in 2015.  Merck enjoys an estimated 20% market share in immuno-therapies, whose proven results that prolong lives represent major improvement in treatment options for cancer patients.

We consider Merck’s financial position to be strong, with enormous cash flow generating power, low debt, and high returns on equity. The company enjoys a wide economic moat from both existing patent-protected drugs as well as its robust pipeline of new drugs.  In addition, its worldwide salesforce drives not only current drug sales but also makes Merck an attractive partner to smaller but promising third-party drug developers.  With a 3.4% dividend yield and a price/forward earnings ratio of 15.2, we believe Merck’s shares offer a compelling value.

Berkshire Hathaway, Inc. (BRK-B)

Price (4/30/2016)	$145.48	Forward P/E	15.6
Market Cap ($B)	$350.0	Price/Book	1.4
Dividend Yield	0.0%	Price/Sales	1.6
Return on Equity	9.8%

Berkshire Hathaway, one of the Fund’s largest positions and longest-held stocks, is a holding company with operating subsidiaries engaged in a variety of businesses including property and casualty insurance and reinsurance, freight rail transportation, utility and energy generation and transmission, consumer and financial products and services, and manufacturing, retailing, and newspaper publishing.  Run by Chairman and CEO Warren Buffett since 1970, Berkshire operates on a decentralized basis with the managers of each operating subsidiary empowered to make their own business decisions, while Buffett and his partner Charlie Munger limit their role to investment and capital allocation decisions.  This successful formula has allowed Berkshire to increase its book value per share at a compounded annual rate of 19.2% from 1965 through 2015, compared to a 9.7% annual total return for the S&P 500 index over the same period.

Berkshire’s largest and most profitable business segment is its insurance operations – Geico, General Re, and Berkshire Hathaway Reinsurance – which together generate significant cash from premiums called “float,” which totaled $88 billion at the end of 2015.  Consisting of unearned premiums and unpaid claim reserves, this cash is a low-cost source of capital that is, in our view, one of the most compelling advantages of Berkshire’s business model.  When combined with the operating cash flow of the company’s seventy non-insurance businesses, this float provides Buffett with the capital and the clout to make large, opportunistic deals like the $10 billion 9% preferred stock investment in Kraft Heinz (recently announced to be redeemed in June 2016), as well as similar preferred investments in Goldman Sachs, Bank of America, and General Electric that were struck during the 2008-2009 credit crisis and proved very lucrative to shareholders.

Given the enormous size and scale of Berkshire’s operations, one hurdle for the company has been finding deals large enough to have a meaningful impact.  In January 2016, however, Berkshire completed its largest acquisition ever, the $32 billion purchase of aerospace company Precision Castparts.  This deal squarely met Buffett’s criteria of “buying a wonderful business at a fair price,” and we believe it has the potential to contribute meaningfully to future earnings and book value.  Similarly, Berkshire’s 2013 acquisition of H.J. Heinz, with partner 3G Capital, and its subsequent merger with Kraft Foods Group has produced significant non-cash gains to date.  Even absent more mega-deals, we believe the growth of Berkshire’s other underlying companies should continue to increase shareholder value over time.

The other well-publicized challenge facing Berkshire, succession risk, is not of great concern to us.  It looks increasingly likely that Buffett’s three main roles – Chairman, CEO, and investment manager – will be split upon his retirement among several highly qualified internal candidates.  Furthermore, we believe that Buffett’s track record of successful investing will continue to benefit shareholders long after he steps down.

We view Berkshire shares as attractively valued at 15.6 times forward earnings and at 1.4 times current book value, which is below their historical median value of 1.5 times book value.  In addition, the shares have an effective floor of 1.2 times book value, which is the price at which Buffett has indicated the company would happily buy back its stock.  Finally, we believe that future managers of the firm may elect to start using Berkshire’s large stockpile of cash to pay dividends to shareholders, a move which Buffett has long dismissed based on his own belief that he could generate higher returns on that cash than shareholders could.  So far, Buffett has been right.

Sources for charts and text: Morningstar, S&P, Yahoo! Finance, Argus, Value Line, company reports, Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s ticker symbol (MEFOX) into most stock quotation services.  Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding your investment in the Fund.

Sincerely,

/s/ Thomas P. Meehan
Thomas P. Meehan

/s/ Paul P. Meehan
Paul P. Meehan

/s/ R. Jordan Smyth, Jr.
R. Jordan Smyth, Jr.

Portfolio Managers, Meehan Focus Fund

An investment in the Fund entails risk, including possible loss of principal.  The Fund is non-diversified, which means that it invests a high percentage of its assets in a limited number of securities.  A change in the value of a single Fund holding could have a greater impact on the Fund than on a diversified fund.  Non-diversified funds may have more volatile returns and share prices.  Securities of small to mid-capitalization companies may be more volatile and less liquid.

Comparison of Change in Value of a $10,000 Investment in the Meehan Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ Composite Index*

$22,250
$21,250
$20,250
$19,250
$18,250
$17,250
$16,250
$15,250
$14,250
$13,250
$12,250
$11,250
$10,250
$9,250
$8,250
$7,250
$6,250
$20,690
$19,501
$16,471
4/30/2006
10/31/2006
4/30/2007
10/31/2007
4/30/2008
10/31/2008
4/30/2009
10/31/2009
4/30/2010
10/31/2010
4/30/2011
10/31/2011
4/30/2012
10/31/2012
4/30/2013
10/31/2013
4/30/2014
10/31/2014
4/30/2015
10/31/2015
4/30/2016
NASDAQ
Meehan Focus
S & P 500

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**

	One year	Five year	Ten Year
	Ending 4/30/16	Ending 4/30/16	Ending 4/30/16
Meehan Focus Fund	-10.03%	6.45%	5.18%
S&P 500 Total Return Index	1.21%	11.00%	6.90%
NASDAQ Composite Index	-2.75%	10.82%	7.53%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.  The Fund’s performance assumes the reinvestment of all dividends and all capital gains.  Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses.  If such fees and expenses were included in the index returns, the performance would have been lower.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please contact (866) 884-5968.  As disclosed in the Fund’s most recent prospectus, the Fund’s total annual operating expenses are 1.02%.

FUND EXPENSES

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period, November 1, 2015 through April 30, 2016.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table (“Hypothetical”) is based on hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may use this information to compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period* November 1, 2015 – April 30, 2016
Actual	$1,000.00	$945.89	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.12

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by the days in the year (366) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2016	Quantity	Fair Value

COMMON STOCKS (92.1%)

Consumer Discretionary (18.5%)
Foot Locker Inc	20,000	$1,228,800
General Motors Co	47,000	1,494,600
Johnson Controls, Inc	53,000	2,194,200
Lowe's Companies Inc	50,000	3,801,000
Time Warner Inc	16,000	1,202,240
		9,920,840
Consumer Staples (1.7%)
Nestle SA Reg B - ADR	12,500	932,125

Energy (2.0%)
Exxon Mobil Corp	11,353	1,003,605

Financials (15.8%)
*Berkshire Hathaway - Class B	22,000	3,200,560
BlackRock Inc	2,500	890,825
Capital One Financial	30,000	2,171,700
PNC Financial Services Group Inc	25,000	2,194,500
		8,457,585
Health Care (15.8%)
Anthem Inc	10,000	1,407,700
*Express Scripts Holding Co	30,000	2,211,900
Gilead Sciences Inc	21,000	1,852,410
Johnson & Johnson	7,000	784,560
Merck & Co Inc	10,000	548,400
Novartis AG - ADR	22,000	1,671,340
		8,476,310
Industrials (19.3%)
Boeing Co	6,500	876,200
Chicago Bridge & Iron	35,000	1,408,750
Emerson Electric Co	19,500	1,065,285
General Electric Co	85,000	2,613,750
Southwest Airlines Co	16,000	713,760
3M Co	8,000	1,339,040
United Parcel Service Inc - Class B	9,000	945,630
*United Rentals Inc	20,000	1,338,600
		10,301,015

Information Technology (16.2%)
*Alphabet Inc - Class C	2,003	1,388,099
*Alphabet Inc - Class A	1,600	1,132,608
Apple Inc	21,700	2,034,158
Cisco Systems Inc	50,000	1,374,500
Microsoft Corp	55,000	2,742,850
		8,672,215
Materials (2.8%)
Eastman Chemical Company	8,000	611,041
Methanex Corp	26,090	912,106
		1,523,147

TOTAL COMMON STOCKS (COST: $33,185,490)		$49,286,842

EXCHANGE TRADED FUNDS (3.3%)
iShares MSCI Eurozone ETF (COST: 1,731,342)	50,000	$1,763,500

SHORT-TERM SECURITIES (4.1%)	Shares
^First Western Bank Collective Asset Fund 0.18% (COST: 2,185,798)	2,185,798	2,185,798

TOTAL INVESTMENTS (COST: $37,102,630) (99.5%)		$53,236,140
OTHER ASSETS LESS LIABILITIES (0.5%)		255,884

NET ASSETS (100%)		$53,492,024

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of April 30, 2016
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets)
for the Meehan Focus Fund
April 30, 2016

Consumer Staples, 1.7%
Energy, 2.0%
Materials, 2.8%
Industrials, 19.3%
ETF, 3.3%
Cash Equivalents and Other, 4.6%
Consumer Discretionary, 18.5%
Health Care, 15.8%
Financial, 15.8%
Information Technology, 16.2%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016

ASSETS
Investments in securities, at fair value (cost $37,102,630)(Note 1)	$53,236,140
Security sales receivable	258,765
Accrued dividends receivable	55,047
Accrued interest receivable	149
Total assets	$53,550,101

LIABILITIES
Payable for Fund shares redeemed	$11,029
Due to advisor (Note 5)	42,803
Foreign tax withholding payable	4,245
Total liabilities	$58,077

NET ASSETS	$53,492,024

NET ASSETS ARE REPRESENTED BY:
Common stock (100,000,000 shares of $.0001 par value authorized)	$269
Additional capital paid-in	36,698,445
Accumulated net realized gain (loss) on investments	450,483
Accumulated undistributed net investment income	209,317
Unrealized appreciation (depreciation) on investments	16,133,510

NET ASSETS	$53,492,024

Shares outstanding	2,692,756

Net asset value per share*	$19.87

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2016

INVESTMENT INCOME
Interest	$1,041
Dividends (net of foreign withholding taxes of $16,431)	586,335
Total investment income	$587,376

EXPENSES
Investment advisory fees (Note 5)	$212,846
Service fees (Note 5)	53,212
Total expenses	$266,058

NET INVESTMENT INCOME (LOSS)	$321,318

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$450,483
Net change in unrealized appreciation (depreciation) of investments	(3,874,307)
Net realized and unrealized gain (loss) on investments	$(3,423,824)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,102,506)

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	4/30/16*	10/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$321,318	$471,010
Net realized gain (loss) from investment transactions	450,483	(62,366)
Net change in unrealized appreciation (depreciation) on investments	(3,874,307)	(640,029)
Net increase (decrease) in net assets resulting from operations	$(3,102,506)	$(231,385)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(152,263)	$(470,430)
Capital gains	0	(251,046)
Total distributions	$(152,263)	$(721,476)

CAPITAL SHARE TRANSACTIONS (Note 3)
Proceeds from sale of shares	$1,167,453	$1,889,798
Proceeds from reinvested dividends	150,647	716,288
Cost of shares redeemed	(1,283,572)	(2,119,579)
Net increase (decrease) in net assets resulting from capital share transactions	$34,528	$486,507

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(3,220,241)	$(466,354)
NET ASSETS, BEGINNING OF PERIOD	$56,712,265	$57,178,619
NET ASSETS, END OF PERIOD	$53,492,024	$56,712,265

Accumulated undistributed net investment income	$209,317	$40,261

*Unaudited.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/16#	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE, BEGINNING OF PERIOD	$21.07	$21.43	$20.42	$16.41	$15.51	$14.86

Income (loss) from investment operations:
Net investment income (loss)	$0.12	$0.17	$0.18	$0.21	$0.23	$0.17
Net realized and unrealized gain (loss) on investments	(1.26)	(0.26)	1.96	4.52	1.39	0.82
Total from investment operations	$(1.14)	$(0.09)	$2.14	$4.73	$1.62	$0.99

Less Distributions:
Distributions from net investment income	$(0.06)	$(0.18)	$(0.19)	$(0.22)	$(0.23)	$(0.14)
Dividends from net realized gains	0.00	(0.09)	(0.94)	(0.50)	(0.49)	(0.20)
Total distributions	$(0.06)	$(0.27)	$(1.13)	$(0.72)	$(0.72)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$19.87	$21.07	$21.43	$20.42	$16.41	$15.51

Total Return*	(5.43%)^	(0.43%)	10.50%	29.01%	10.47%	6.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$53,492	$56,712	$57,179	$51,006	$40,401	$37,461
Ratio of expenses to average net assets**	1.00%+	1.00%	1.00%	1.00%	1.01%	1.15%
Ratio of net investment income to average net assets	1.21%+	0.81%	0.89%	1.17%	1.39%	1.08%
Portfolio turnover rate	15.42%	23.25%	22.86%	16.76%	23.26%	18.47%

+ Annualized.
^ Not annualized.
# Unaudited.

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

** This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Investments in open end investment companies that are not exchange-traded are valued at the closing net asset value on the day of valuation.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2011.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.               FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2016

2. FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2016.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$49,286,842	$0	$0	$49,286,842
Exchange Traded Funds	1,763,500	0	0	1,763,500
Short-Term Securities	2,185,798	0	0	2,185,798
Total	$53,236,140	$0	$0	$53,236,140
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the six months ended April 30, 2016. The Fund did not hold any derivative instruments at any time during the six months ended April 30, 2016. There were no transfers into or out of Level 1 or Level 2 during the six months ended April 30, 2016. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
Sold	58,164	87,250
Reinvestments	7,406	33,610
Redeemed	(64,630)	(97,298)
Net Increase	940	23,562

4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 2016, were as follows:

Purchases	$8,089,136
Sales	$10,126,426

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2016

5. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2016, the Advisor received fees of $212,846.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2016, the Advisor received fees of $53,212.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC (“Services”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, and registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, interest on indebtedness, if any, incurred by the Fund, brokerage fees, taxes, if any, acquired fund fees and expenses, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Board of Directors has not currently authorized the payment of any fees under the Plan and has no intention of authorizing the payment of any fees under the Plan during the period through October 31, 2016.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2016

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

At April 30, 2016 unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$16,981,861
Depreciation	(848,351)
Net appreciation (depreciation) on investments	$16,133,510

At April 30, 2016 the cost of investments for federal income tax purposes was $37,102,630

The tax character of distributions paid during the year ended October 31, 2015 and the year ended October 31, 2014 were as follows:

	2015	2014
Distributions from ordinary income	$470,430	$489,816
Distributions from capital gains	$251,046	$2,379,843

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$40,261
Unrealized appreciation (depreciation) of securities	20,007,817
ST Capital Loss Carryforward	(62,366)
$19,985,712

7. FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8. NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2016 (Unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2015 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

RENEWAL OF THE ADVISORY AGREEMENT

The Board of Directors considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Adviser”) at a meeting held on December 4, 2015.  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Adviser seeking certain relevant information.  The Adviser’s responses were provided to the Directors for their review prior to their meeting.  The Board was provided with the opportunity to request any additional materials.  In addition to the information provided specifically in connection with the annual review process, the Board also took into account information provided throughout the year at regular Board meetings.  Provided below is a summary of certain of the factors the Board considered at the December meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund.  The Board considered the Adviser’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it currently provides to the Fund.  The Board also considered the Adviser’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer are provided on a periodic basis to the Board.  The Board noted the Adviser’s commitment to the Fund through substantial personal investments by the executive officers of the Adviser in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.  The Board considered the investment performance of the Fund compared to its benchmark index for the one-year, three-year, five-year and since inception periods ended October 31, 2015.  The Board noted that although the Fund trailed its benchmark index over the one-, three- and five-year periods, it has outperformed the index for the since inception period.  The Board also noted that although Morningstar statistics show the Fund trailed its “Large Cap Blend” category over the one-, three- and five-year periods, performance for the ten-year period only slightly trailed the Morningstar category.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser.  For the twelve-month period from November 1, 2014 through October 31, 2015, the Fund trailed this composite.  In this connection, the Board considered the Adviser’s explanation that, while similar, the separately managed accounts that comprise the composite account are not identical to the Fund due to various reasons, including differing portfolio composition in connection with certain client needs for the separately managed accounts.

The Board considered the current expenses of the Fund, including the advisory fee rate to be paid to the Adviser, and a comparison of the Fund’s expense ratio relative to selected funds provided by the Adviser.  The Board noted that the Fund’s advisory fee rate and net annual operating expense ratio are each lower than the average advisory fee rate and expense ratio, respectively, charged by comparable funds.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the fees paid to the Adviser, including any fee waivers or expense reimbursement.  The Board noted that the Adviser earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement.  In addition, the Board considered the Adviser’s explanation that after reducing those same fees by 5 basis points effective December 1, 2011, the Adviser expects it will take a number of years before the Fund grows sufficiently large that the current fee charged will cover the actual expenses of providing these other services.  In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, and to manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered the Adviser’s expectation that it does not anticipate that Fund assets will grow to a point that will allow the Adviser to reduce the Fund’s operating expenses.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or the addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the Agreement.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of July 8, 2016.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date:	July 8, 2016

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.

Date:	July 8, 2016

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date:	July 8, 2016
/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer